UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 30, 2020

MVB Financial Corp.
(Exact name of registrant as specified in its charter)

West Virginia	000-50567	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Virginia Avenue, Fairmont, WV	26554-2777
(Address of principal executive offices)	(Zip Code)

(304) 363-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MVBF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Entry into a Material Definitive Agreement.

On November 30, 2020, MVB Financial Corp. (the “Company”), the holding company for MVB Bank, Inc., entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with certain qualified institutional buyers (the “Purchasers”) pursuant to which the Company sold and issued $40.0 million in aggregate principal amount of its 4.25% Fixed-to-Floating Rate Subordinated notes due 2030 (the “Notes”). The Notes were issued by the Company to the Purchasers at a price equal to 100% of their face amount. The Company intends to use the net proceeds it received from the sale of the Notes to purchase shares of its common stock pursuant to the previously announced modified “Dutch Auction” tender offer and any remaining proceeds for general corporate purposes. The completion of the private placement of the Notes was a financing condition to the tender offer and this financing condition has now been satisfied.

The Purchase Agreement contains certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand.

The Notes have a stated maturity of December 1, 2030 and bear interest at a fixed rate of 4.25% per year, from and including the original issue date of the Notes to December 1, 2025. From December 1, 2025 to the maturity date or early redemption date, the interest rate will reset quarterly at a variable rate equal to the then current three-month term secured overnight financing rate (“SOFR”), plus 401 basis points. As provided in the Notes, the interest rate on the Notes during the applicable floating rate period may be determined based on a rate other than three-month term SOFR.

The Notes were offered and sold by the Company in a private placement transaction in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

The Notes are not subject to any sinking fund and are not convertible into or exchangeable for any other securities or assets of the Company or any of its subsidiaries.

Prior to December 1, 2025, the Company may redeem the Notes, in whole but not in part, only under certain limited circumstances set forth in the Notes. On or after December 1, 2025, the Company may redeem the Notes, in whole or in part, at its option, on any interest payment date. Any redemption by the Company would be at a redemption price equal to 100% of the principal amount of the Notes being redeemed, together with any accrued and unpaid interest on the Notes being redeemed to but excluding the date of redemption. The Notes are not subject to redemption at the option of the holder. Any redemption of the Notes will be subject to prior regulatory approval to the extent required.

Principal and interest on the Notes are subject to acceleration only in limited circumstances in the case of certain bankruptcy and insolvency-related events with respect to the Company. The Notes are unsecured, subordinated obligations of the Company, are not obligations of, and are not guaranteed by, any subsidiary of the Company, and rank junior in right of payment to the Company’s current and future senior indebtedness. The Notes are intended to qualify as Tier 2 capital of the Company for regulatory capital purposes.

The forms of the Purchase Agreement and the Note are attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K (the “Report”) and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreement, and the Notes are summaries and are qualified in their entirety by reference to the full text of such documents.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.    Other Events.

On November 30, 2020, the Company issued a press release announcing the completion of the issuance of the Notes, a copy of which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

The completion of the issuance of the Notes was a financing condition to the previously announced modified “Dutch Auction” tender offer by the Company, which financing condition has now been satisfied.

Cautionary Note Regarding Forward-Looking Statements

This Report includes forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. When words such as “may,” “plans,” “believes,” “expects,” “anticipates,” “continues,” “may” or similar expressions occur in this Press Release, the Company is making forward-looking statements. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in the forward-looking statements contained in this Press Release. Those factors include but are not limited to: the possibility that shareholders will not be receptive to the previously announced tender offer; changes in general market, economic, tax, regulatory or industry conditions that impact the ability or willingness of the Company to consummate the above-described transactions on the terms described above or at all; credit risk; changes in market interest rates; length and severity of the recent COVID-19 (coronavirus) outbreak and its impact on the Company’s business and financial condition; economic downturn or recession; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. the following exhibits are filed herewith:

Exhibit No.	Description
4.1	Form of 4.25% Fixed-to-Floating Rate Subordinated Note due December 1, 2020 (included as Exhibit A to the Subordinated Note Purchase Agreement filed as Exhibit 10.1 hereto).

10.1	Form of Subordinated Note Purchase Agreement, dated November 30, 2020, by and among MVB Financial Corp. and the Purchasers.

99.1	Press release of MVB Financial Corp. dated November 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp.
By:	/s/ Donald T. Robinson
Donald T. Robinson Executive Vice President and Chief Financial Officer

Date: November 30, 2020

EXHIBIT INDEX

Exhibit Number	Description	Exhibit Location

4.1	Form of 4.25% Fixed-to-Floating Rate Subordinated Note due December 1, 2020 (included as Exhibit A to the Subordinated Note Purchase Agreement filed as Exhibit 10.1 hereto).	Filed herewith
10.1	Form of Subordinated Note Purchase Agreement, dated November 30, 2020, by and among MVB Financial Corp. and the Purchasers.	Filed herewith
99.1	Press release of MVB Financial Corp. dated November 30, 2020	Filed herewith
101.SCH	XBRL Taxonomy Extension Schema Document	Filed herewith
101.CAL	XBRL Taxonomy Extension Calculation Document	Filed herewith
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document	Filed herewith
101.LAB	XBRL Taxonomy Extension Label Linkbase Document	Filed herewith
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document	Filed herewith